
                                                                                           EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                Sept. 29,
   (dollars in millions)                                                                            2000
   --------------------------------------------------------------------------------            ---------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................             $ 12,833
                                                                                                --------

   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
     OR DEPOSITED WITH CLEARING ORGANIZATIONS......................................                5,763
                                                                                                --------

   RECEIVABLES UNDER RESALE AGREEMENTS AND SECURITIES BORROWED TRANSACTIONS........              107,709
                                                                                                --------

   MARKETABLE INVESTMENT SECURITIES................................................               40,357
                                                                                                --------

   TRADING ASSETS, AT FAIR VALUE
   Equities and convertible debentures.............................................               24,283
   Corporate debt and preferred stock..............................................               18,485
   Contractual agreements..........................................................               17,219
   U.S. Government and agencies....................................................               14,426
   Non-U.S. governments and agencies...............................................               10,676
   Mortgages, mortgage-backed, and asset-backed....................................                8,938
   Municipals and money markets....................................................                3,328
                                                                                                --------
                                                                                                  97,355
   Securities received as collateral, net of securities pledged as collateral......               12,728
                                                                                                --------
   Total...........................................................................              110,083
                                                                                                --------

   SECURITIES PLEDGED AS COLLATERAL................................................                9,485
                                                                                                --------

   OTHER RECEIVABLES
   Customers (net of allowance for doubtful accounts of $77).......................               45,449
   Brokers and dealers.............................................................               13,041
   Interest and other..............................................................                7,211
                                                                                                --------
   Total...........................................................................               65,701
                                                                                                --------

   INVESTMENTS OF INSURANCE SUBSIDIARIES...........................................                4,043

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $176)..........               14,093

   OTHER INVESTMENTS...............................................................                3,633

   EQUIPMENT AND FACILITIES
     (net of accumulated depreciation and amortization of $4,530)..................                3,242

   GOODWILL (net of accumulated amortization of $662)..............................                4,391

   OTHER ASSETS....................................................................                2,571
                                                                                                --------
   TOTAL ASSETS....................................................................             $383,904
                                                                                                ========

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                                       6

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

                                                                                       EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                           Sept. 29,
   (dollars in millions, except per share amount)                                              2000
   ------------------------------------------------------------------------------          ---------

   LIABILITIES

   PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
     LOANED TRANSACTIONS..........................................................         $ 85,972
                                                                                           --------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................            14,725
                                                                                           --------

   DEMAND AND TIME DEPOSITS......................................................            50,001
                                                                                           --------

   TRADING LIABILITIES, AT FAIR VALUE
   Contractual agreements........................................................            18,411
   Equities and convertible debentures...........................................            22,022
   U.S. Government and agencies..................................................            11,653
   Non-U.S. governments and agencies.............................................             7,026
   Corporate debt, preferred stock, and other....................................             5,553
                                                                                           --------
   Total.........................................................................            64,665
                                                                                           --------

   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................            22,213
                                                                                           --------

   OTHER PAYABLES
   Customers.....................................................................            22,863
   Brokers and dealers...........................................................            12,159
   Interest and other............................................................            20,862
                                                                                           --------
   Total.........................................................................            55,884
                                                                                           --------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................             3,964

   LONG-TERM BORROWINGS..........................................................            66,589
                                                                                           --------

   TOTAL LIABILITIES.............................................................           364,013
                                                                                           --------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................             2,720
                                                                                           --------

   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY................................................               425
                                                                                           --------

   COMMON STOCKHOLDERS' EQUITY
   Shares exchangeable into common stock.........................................                74
   Common stock, par value $1.33 1/3 per share;
     authorized: 1,000,000,000 shares;
     issued: 962,553,498 shares..................................................             1,283
   Paid-in capital...............................................................             2,641
   Accumulated other comprehensive loss (net of tax).............................              (421)
   Retained earnings.............................................................            15,418
                                                                                           --------
                                                                                             18,995
   Less: Treasury stock, at cost: 160,364,905 shares.............................             1,331
         Employee stock transactions.............................................               918
                                                                                           --------

   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................            16,746
                                                                                           --------

   TOTAL STOCKHOLDERS' EQUITY....................................................            17,171
                                                                                           --------
   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
     SUBSIDIARIES, AND STOCKHOLDERS' EQUITY......................................          $383,904
                                                                                           ========


                                       7

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